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                                                                    Exhibit 1.1


                       YORK POWER FUNDING (CAYMAN) LIMITED


           $150,000,000 12% Senior Secured Bonds Due October 30, 2007



                               PURCHASE AGREEMENT



July 30, 1998



Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York  10010-3629


Dear Ladies and Gentlemen:

           1. Introductory. York Power Funding (Cayman) Limited, a special purpose limited liability company incorporated under the laws of the Cayman Islands (the "Funding Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to Credit Suisse First Boston Corporation, as the initial purchaser (the "Initial Purchaser"), U.S. $150,000,000 principal amount of its 12% Senior Secured Bonds due October 30, 2007 (the "Securities"), to be issued under an Indenture to be dated as of August 4, 1998 (the "Indenture"), by and between the Funding Company and The Bank of New York, as trustee (the "Bond Trustee") on a private placement basis pursuant to an exemption under Section 4(2) of the U.S. Securities Act of 1933, as amended (the "Securities Act"). Payments owed under the Securities will be jointly and severally guaranteed by Brooklyn Navy Yard Power LLC, a Delaware limited liability company (the "BNY Guarantor"), Warbasse Power I LLC, a Delaware limited liability company ("Warbasse I") and Warbasse Power II LLC, a Delaware limited liability company ("Warbasse II" and, together with Warbasse I, the "Warbasse Guarantors") and New World Power Texas Renewable Energy Limited Partnership, a Delaware limited partnership (the "Big Spring Guarantor" and, collectively with the BNY Guarantor and the Warbasse Guarantors, the "U.S. Guarantors"). Capitalized terms used herein without being defined herein shall have the meanings ascribed to such terms in the form of the Indenture attached as Annex A hereto.

           Each of the Funding Company and the U.S. Guarantors hereby agrees with the Initial Purchaser as follows:

           2. Representations and Warranties of the Funding Company and the U.S. Guarantors. Each of the Funding Company, and the U.S. Guarantors jointly and severally, represent and warrant to, and agree with, the Initial Purchaser that:


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           (a) The Funding Company and the U.S. Guarantors have prepared a preliminary offering circular dated July 2, 1998 (as it may be amended or supplemented, the "Preliminary Offering Circular") and a final offering circular dated July , 1998 (as it may be amended or supplemented, the "Offering Circular") relating to the Securities. Copies of the Preliminary Offering Circular and the Offering Circular have been delivered by the Funding Company and the U.S. Guarantors to the Initial Purchaser. The Preliminary Offering Circular was on the date thereof accurate in all material respects and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Offering Circular is as of its date (and any amendment or supplement thereto will be as of its date) accurate in all material respects and does not (and any such amendment or supplement thereto will not) contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Funding Company and the U.S. Guarantors make no representation or warranty as to information contained in or omitted from the Preliminary Offering Circular or the Offering Circular in reliance upon and in conformity with written information furnished to the Funding Company through the Initial Purchaser specifically for inclusion therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

           (b) The Funding Company has been duly incorporated and is validly existing as a special purpose limited liability company in good standing under the laws of the Cayman Islands. Each of the U.S. Guarantors is in good standing and is duly qualified to do business under the laws of the jurisdiction of its organization, and is a foreign limited liability company or, in the case of the Big Spring Guarantor, a foreign limited partnership, in good standing in each jurisdiction in which its ownership or lease of property or in which the nature of its business requires such qualification except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect. The Funding Company and each U.S. Guarantor have all necessary power and authority to own or lease their respective properties and to conduct the respective businesses in which they are engaged, as described in the Offering Circular on the Closing Date. All of the membership interests in the Funding Company are beneficially owned by Queensgate SPV Limited, free and clear of any Lien, except as contemplated by the Finance Documents. All of the membership interests in the BNY Guarantor are owned by B-41 L.P. free and clear of any Lien, except as contemplated by the Finance Documents. All of the membership interests in Warbasse I are owned by Cogeneration Technologies, Inc. and all of the membership interests in Warbasse II are owned by York Cogeneration Partners, L.P., in each case free and clear of any Lien, except as contemplated by the Finance Documents. All of the general and limited partnership interests in the Big Spring Guarantor are owned by wholly-owned subsidiaries of the Sponsor, free and clear of any Lien, except as contemplated by the Finance Documents.

           (c) None of the U.S. Guarantors has engaged in any business or activity other than in connection with the development, construction, operation and financing of the Projects as contemplated by the Transaction Documents to which any of the U.S. Guarantors is a party and activities reasonably related thereto. The Funding Company has not engaged in any business or activity other than in connection with the issuance of the Securities and other Permitted Indebtedness and activities related thereto as contemplated by the Offering Circular and the Finance Documents to which the Funding Company is a party.

           (d) Each of the Funding Company and each U.S. Guarantor has all power and authority necessary to execute and deliver this Agreement and each other Transaction Document to which it is a party and to perform its obligations hereunder and thereunder. Each of this Agreement and each other Transaction Document to which the Funding Company or any of the U.S. Guarantors is a party has been



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or on the Closing Date will have been duly authorized, executed and delivered by such party or parties thereto and constitute or on the Closing Date will constitute the legal, valid and binding obligation of such party or parties, enforceable in accordance with its terms, subject to the qualification that the enforceability of such party's or parties' obligations hereunder or thereunder may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other Applicable Laws relating to or affecting creditors' rights generally and by general equitable principles and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws, principles of public policy or foreign laws affecting creditors' rights generally.

           (e) The execution, delivery and performance by each of the Funding Company and each U.S. Guarantor of this Agreement and the other Finance Documents to which it is a party and its compliance with the provisions hereof and thereof will not breach or (except as contemplated by the Finance Documents) result in the creation or imposition of any Lien upon any asset which is material to the business of the Funding Company, any of the U.S. Guarantors or any other Project Obligor pursuant to the terms of, or constitute a breach of, or default under, the certificate of formation, certificate of limited partnership, memorandum and articles of association, operating agreement or partnership agreement, as the case may be, of the Funding Company, any of the U.S. Guarantors or any other Project Obligor or any agreement, indenture or other instrument to which the Funding Company, any of the U.S. Guarantors or any other Project Obligor is a party or by which the Funding Company, any of the U.S. Guarantors or any other Project Obligor is bound or to which any of their respective assets which is material to the business of the Funding Company, any of the U.S. Guarantors or any other Project Obligor is subject, or any Applicable Law of any Governmental Authority having jurisdiction over the Funding Company, any of the U.S. Guarantors or any other Project Obligor or any material asset of the Funding Company, any of the U.S. Guarantors or any other Project Obligor, nor will such execution, delivery or performance contravene any public policy of the United States, the Cayman Islands, Barbados or Trinidad applicable to the Funding Company, any of the U.S. Guarantors or any other Project Obligor; and, except as completed on or prior to the Closing Date or as required by applicable state or foreign securities laws, no approval, consent, authorization or order of, or filing or registration by the Funding Company, any of the U.S. Guarantors or any other Project Obligor with, any Governmental Authority or third party is required for the consummation of the transactions contemplated by this Agreement and the other Finance Documents to which any of the Funding Company, any of the U.S. Guarantors or any other Project Obligor is a party or in connection with the issuance and sale of the Securities (other than the filings or recording of any agreements, instruments or other documents necessary to create or perfect any assignment, lien, security interest, charge or other encumbrance contemplated by the Finance Documents).

           (f) Neither the Funding Company nor any U.S. Guarantor is in violation of its respective certificate of formation or certificate of limited partnership or memorandum and articles of association or in violation of its respective operating agreement or partnership agreement. None of the Funding Company, any U.S. Guarantor nor, to the best knowledge of the Funding Company or any U.S. Guarantor, any other Project Obligor (i) is in default, and no event has occurred which with notice or lapse of time or both would constitute such a default, in the due performance and observance of any material term, representation, covenant or condition contained in any material lease, license, indenture, mortgage, deed of trust, note, bank loan or other evidence of indebtedness or any other material agreement, understanding or instrument to which the Funding Company, any U.S. Guarantor or any other Project Obligor is a party or by which the Funding Company, any U.S. Guarantor or any other Project Obligor or any property of the Funding Company, any U.S. Guarantor or any other Project Obligor may be bound or affected, which default would have a Material Adverse Effect, or (ii) is in violation of any Applicable Law to which any of them may be subject, which violation would have a Material Adverse Effect.



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           (g) Except as described in the Offering Circular, each of the Funding
Company and each U.S. Guarantor represents, after due inquiry, that it, its subsidiaries and Affiliates and, to the best of its knowledge, each other
Project Obligor and its subsidiaries and Affiliates, (i) has properly obtained each Governmental Approval necessary to the ownership of its property or to the conduct of its business as described in the Offering Circular and (ii) is in compliance with all terms and conditions of such Governmental Approval, except
(x) such as may be required for future operating activities which are ordinarily deemed to be ministerial in nature and which are anticipated to be obtained in the ordinary course, (y) such as may be required for developmental or construction activities which have not yet been obtained but which have been or will be applied for in the course of development or construction and which are anticipated to be obtained in the ordinary course and (z) where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect.

           (h) Except as described in or contemplated by the Offering Circular, each of the Funding Company, each U.S. Guarantor and each other Project Obligor holds, as applicable, good and valid title to, or valid and enforceable leasehold or contractual interests in, all items of real and personal property which are material to the business of the Funding Company, the U.S. Guarantors and the other Project Obligors taken as a whole, free and clear of all Liens which would materially interfere with the conduct of the business of the Funding Company, the U.S. Guarantors and the other Project Obligors taken as a whole, as described in the Offering Circular or as contemplated by the Finance Documents. Each of the Funding Company, each U.S. Guarantor and each other Project Obligor carries insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and which is consistent with what is customarily carried by similar companies engaged in similar businesses. Each of the foregoing insurance policies is valid and in full force and effect. The Funding Company, the U.S. Guarantors and the other Project Obligors are presently conducting their respective businesses as described in the Offering Circular and in substantial compliance with all Applicable Laws.

           (i) Each of (i) Stone & Webster Management Consultants, Inc. (the "Independent Engineer"), whose report appears in the Offering Circular and who has delivered the certificate referred to in Section 6(j) hereof, (ii) Richard
L. Simon (the "Independent Wind Consultant") whose report is referenced in the Offering Circular and who has delivered the certificate referred to in Section 6(k) hereof, and (iii) Lockton Insurance (the "Independent Insurance Consultant"), who has prepared the report and delivered the certificate referred to in Section 6(l) hereof, was, as of the date of such report, and is, as of the date hereof, "independent". For purposes of this Section 2(i), the Independent Engineer, the Independent Wind Consultant and the Independent Insurance Consultant, as applicable, shall be considered independent if from the date which was six (6) months prior to the date of the Offering Circular, (A) neither such Person nor any Member (as defined below) of such Person (x) had, or was committed to acquire, any direct financial interest or material indirect financial interest in the Funding Company, any U.S. Guarantor or any other Project Obligor (other than the purchase of any public securities acquired by such Person or any Member of such Person) respectively, or (y) was, or will be connected as, a promoter, underwriter, voting trustee, director, officer or employee of Funding Company, any U.S. Guarantor or any other Project Obligor or any affiliate thereof, respectively and (B) and none of Funding Company, any U.S. Guarantor or any Project Obligor had, or was committed to acquire, any direct financial interest or material indirect financial interest in either such Person. "Member" shall mean (a) all partners, shareholders and other principals of the applicable Person, (b) any professional employee involved in providing any professional service to the Funding Company, any U.S. Guarantor or any other Project Obligor or any Affiliate thereof, respectively, and (c) any professional employee having managerial responsibilities and located in an office of such Person which will participate in a significant portion of the services to be performed by such Person.



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           (j) Grant Thornton LLP (the "Accountants"), whose report appears in the Offering Circular, are and were, during the period covered by their report, independent with respect to the Funding Company and the U.S. Guarantors within the meaning of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable rules and regulations thereunder.

           (k) The Indenture has been validly authorized by the Funding Company and, when executed by the proper officers of the Funding Company (assuming the due authorization, execution and delivery thereof by the Bond Trustee) and delivered by the Funding Company, will constitute the legal, valid and binding obligation of the Funding Company, subject to the qualification that the enforceability of the Funding Company's obligations thereunder may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other Applicable Laws relating to or affecting creditors' rights generally and by general equitable principles; the Securities have been duly and validly authorized by the Funding Company, and, when issued and authenticated pursuant to the Indenture in the form provided therein, and delivered and paid for pursuant to this Agreement, will have been duly executed, authenticated, validly issued, delivered and outstanding, and will constitute legal, valid and binding obligations of the Funding Company enforceable and entitled to the benefits of the Indenture, subject to the qualification that the enforceability of the Funding Company's obligations thereunder may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other Applicable Laws relating to or affecting creditors' rights generally and by general equitable principles and to possible judicial action giving effect to governmental actions or foreign laws affecting creditors' rights generally and conform in all material respects to the description thereof in the Offering Circular.

           (l) This Agreement has been duly authorized, executed and delivered by the Funding Company and each of the U.S. Guarantors.

           (m) Each Project Document to which any of the U.S. Guarantors is a party has been duly authorized, executed and delivered by the U.S. Guarantors party thereto and, assuming due authorization, execution and delivery by the other parties thereto (other than such Persons as are other U.S. Guarantors or Affiliates thereof), constitutes the legal, valid and binding agreement of the U.S. Guarantors party thereto, enforceable in accordance with its terms, subject to the qualification that enforceability of the respective U.S. Guarantor's obligations thereunder may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other Applicable Laws of general applicability related to or affecting creditors' rights generally and general principles of equity and except as rights to indemnity or contribution thereunder may be limited by federal or state securities laws, principles of public policy or foreign laws affecting creditors' rights generally.

           (n) The Security Documents create, as security for the Secured Obligations described therein, valid and enforceable security interests in and Liens on all of the Collateral, in favor of the Collateral Agent, subject to Permitted Liens. Upon satisfaction of the conditions precedent described in
Section 6(f), such security interests in and Liens on the Collateral shall be superior to and prior to the rights of all third parties (except third parties holding Permitted Liens) and no further recordings or filings are or will be required in connection with the creation, perfection or enforcement or such security interests and Liens, other than the filing of continuation statements in accordance with Applicable Law and other ministerial matters.

           (o) The Funding Company, the U.S. Guarantors and the other Project Obligors, as applicable, will own all of the Collateral on the Closing Date, free and clear of any Liens other than Permitted Liens.



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           (p) Except as described in the Offering Circular, there is no litigation or proceeding pending before or by any Governmental Authority, or any arbitrator in the United States, the Cayman Islands, Trinidad or Barbados or, to the best knowledge of the Funding Company or any U.S. Guarantor, threatened, to which the Funding Company, any U.S. Guarantor or any other Project Obligor is a party or of which any material asset of the Funding Company, any U.S. Guarantor or any other Project Obligor is the subject, including, without limitation, any audit by the Internal Revenue Service (or similar Governmental Authority in the Cayman Islands, Trinidad or Barbados) of the Federal income tax returns (or similar filings in the Cayman Islands, Trinidad or Barbados) of any U.S. Guarantor, which, if an adverse decision were reached, would reasonably be expected to have a Material Adverse Effect.

           (q) The financial statements (including the related notes) included on pages F-1 through F-20 of the Offering Circular present fairly the financial condition, results of operations and changes in financial position of the entities purported to be shown thereby, at the dates and for the periods indicated, and, except as otherwise described in the Offering Circular, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, and the capitalization of the Funding Company and the U.S. Guarantors, as set forth under the caption "CAPITALIZATION" in the Offering Circular is accurate as of the date presented therein.

           (r) Except as disclosed in the Offering Circular, since the date of the latest audited financial statements included in the Offering Circular there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Funding Company and the U.S. Guarantors taken as a whole, and, except as disclosed or contemplated by the Offering Circular or the Finance Documents, there has been no dividend or distribution of any kind declared, paid or made by the Funding Company or the U.S. Guarantors or the other Project Obligors on any of their equity capital.

           (s) No circumstance or other event has arisen that has caused or, with the giving of notice or the lapse of time, or both, would cause the Funding Company, any U.S. Guarantor or any other Project Obligor to be in default under any provision of any Transaction Document, which default could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

           (t) The factual information provided by the Funding Company and the U.S. Guarantors and the other Project Obligors to the Independent Engineer in the preparation of its report set forth at Appendix B to the Offering Circular and to the Independent Wind Consultant in the preparation of its report (which factual information is referenced in those reports) was provided in good faith; provided that the foregoing does not imply or express any representation or warranty by the Funding Company, any of the U.S. Guarantors or other Project Obligors as to the accuracy of the projections or conclusions contained in such reports and does not constitute any obligation to update such reports.

           (u) No labor problem or disturbance with respect to the employees of the Funding Company or any U.S. Guarantor, or with respect to the persons employed in connection with the Projects, exists or, to the best knowledge of the Funding Company or any U.S. Guarantor, is threatened which might reasonably be expected to have a Material Adverse Effect.

           (v) None of the Funding Company, any U.S. Guarantor, any other Project Obligor or any of their respective Affiliates or (assuming the accuracy of the representations of the Initial Purchaser set forth herein) any person acting on their behalf has made offers or sales of securities under circumstances that would require the registration of the Securities under the Securities Act.



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           (w) Neither the Funding Company nor any U.S. Guarantor is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended (the "Investment Company Act"); and neither the Funding Company nor any U.S. Guarantor nor any other Project Obligor is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Circular, neither the Funding Company nor any U.S. Guarantor nor any other Project Obligor will be, an "investment company" as defined in the Investment Company Act.

           (x) The Securities meet the eligibility requirements of Rule 144A(d)(3) under the Securities Act. No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Securities are listed on any national securities exchange registered under Section 12 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

           (y) Assuming the accuracy of the representations of the Initial Purchaser herein, the offer and sale of the Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation D and Regulation S thereunder; and it is not necessary to qualify an indenture in respect of the Securities under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

           (z) None of the Funding Company, any U.S. Guarantor, any of their Affiliates or any Person acting on their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act ("Regulation S")) the Securities or any security of the same class or series as the Securities or (ii) has offered or will offer or sell the Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(b) of Regulation S of the Securities Act. The Funding Company, the U.S. Guarantors and any person acting on their behalf have complied and will comply with the offering restrictions requirement of Regulation S of the Securities Act.

           (aa) No Governmental Approval is required for the issue and sale of the Securities or the consummation by the Funding Company and the U.S. Guarantors of the transactions contemplated by this Agreement, the Indenture and the other Finance Documents, except such consents, approvals, authorizations, registrations, qualifications or notices as have been obtained or given under the laws of the Cayman Islands, Trinidad or Barbados and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchaser.

           (bb) The proceeds to the Funding Company from the offering of the Securities will not be used to purchase or carry any security, except that such proceeds will be loaned to the Project Borrowers in exchange for the issuance of the Project Notes. The proceeds from the sale of Securities will be loaned by the Funding Company to the Project Borrowers and utilized as described under the section of the Offering Circular titled "Use of Proceeds."

           (cc) Each of the U.S. Projects is a "qualifying cogeneration facility" or a "small power production facility," as such terms are defined pursuant to the Public Utility Regulatory Policies Act of 1978, as amended. Neither the Funding Company nor the U.S. Guarantors will, solely as a result of the participation by such parties separately or as a group in the transactions contemplated by the Transaction Documents and the ownership, use or operation of the Projects, be subject to regulation by any



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Governmental Authority as a "public utility," an "electric utility," an
"electric utility holding company," a "public utility holding company," a "holding company," or an "electrical corporation" or a subsidiary or affiliate of any of the foregoing under any Applicable Law (including, without limitation, rules and regulations of the Public Utility Holding Company Act of 1935, the Federal Power Act of 1920 and the Public Utility Regulatory Policies Act of 1978, each as amended).

           (dd) (i) All tax returns, declarations of estimated tax and tax reports (collectively, the "Tax Returns") required to be filed on or before (after consideration of any allowable extensions of time to file) the Closing Date with respect to all federal, state or local income, gross receipts, severance, property, productions, sales, use, license, excise, franchise, employment, withholding or similar taxes, together with any interest, additions or penalties with respect thereto and any interest of such additions or penalties, (collectively, the "Taxes") by the Funding Company or the U.S. Guarantors have been duly filed, (ii) all taxes due on the Tax Returns referred to in clause (i) that are required to be paid or withheld by the Funding Company or the U.S. Guarantors (the "Funding Company and Guarantor Taxes") have been paid or withheld in full, (iii) all deficiencies asserted or assessments made against the Funding Company or any of the U.S. Guarantors with respect to Tax Returns as a result of an examination of such Tax Returns referred to in clause
(i) have been paid in full, (iv) no issues that have been raised with respect to the Funding Company and Guarantor Taxes by the relevant taxing authority in connection with an examination of Tax Returns are currently pending and (v) no waivers of statutes of limitations have been given or requested by or with respect to any Funding Company and Guarantor Taxes.

           (ee) Except as disclosed in the Offering Circular, under the Applicable Laws of the Cayman Islands and any political subdivision thereof, all interest, principal, premium, if any, and other payments due or made on the Securities may be paid by the Funding Company to the holder thereof in United States dollars and freely transferred out of the Cayman Islands and all such payments made to holders thereof who are considered nonresidents of the Cayman Islands for purposes of the Cayman Islands' tax laws will not be subject to income, withholding or other taxes under Applicable Laws of the Cayman Islands or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the Cayman Islands or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any Governmental Approval in the Cayman Islands or any political subdivision or taxing authority thereof or therein; except as disclosed in the Offering Circular, under Applicable Laws of Barbados and any political subdivision thereof, all interest, principal, premium, if any, and other payments due or made on the Trinidad Guarantee may be made by the Trinidad Guarantor in United States dollars and freely transferred out of Barbados. Except as disclosed in the Offering Circular, no income, stamp, or other taxes or levies, imposts, deductions, charges, compulsory loans or withholdings whatsoever are, or will be, under Applicable Laws in the Cayman Islands, imposed, assessed, levied or collected by the Cayman Islands or any other political subdivision or taxing authority thereof or therein on or in respect of principal, interest or other amounts payable by the Funding Company pursuant to the Indenture. Except as disclosed in the Offering Circular, no income, stamp or other taxes or levies, imposts, deductions, charges, compulsory loans or withholdings whatsoever are, or will be, under Applicable Laws in Barbados, imposed, assessed, levied or collected by Barbados or any political subdivision or taxing authority thereof or therein on or in respect of principal, interest or other amounts payable by the Trinidad Project Borrower to the Funding Company pursuant to the Trinidad Project Loan. Except as disclosed in the Offering Circular, no income, stamp or other taxes or levies, imposts, deductions, charges, compulsory loans or withholdings whatsoever are, or will be, under Applicable Laws in Trinidad, imposed, assessed, levied or collected by Trinidad or any political subdivision or taxing authority thereof or therein on or in respect of principal, interest or other amounts payable by the Trinidad Obligor to the Trinidad Guarantor pursuant to the Trinidad Loan.



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           (ff) Except as disclosed in the Offering Circular, under the
Applicable Laws of Trinidad and any political subdivision thereof, all dividends and other equity distributions made by the Trinidad Obligor to the Trinidad Guarantor may be made in United States dollars and freely transferred out of Trinidad and all such payments will not be subject to income, withholding or other taxes under Applicable Laws of Trinidad or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in Trinidad or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any Governmental Approval in Trinidad or any political subdivision or taxing authority thereof or therein.

           (gg) Except as disclosed in the Offering Circular, none of the Funding Company, any of the U.S. Guarantors, any other Project Obligor or any of their subsidiaries, (i) is in violation of any Applicable Law of any Governmental Authority relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances or to pollution, including, without limitation, those that relate to any Hazardous Material (collectively, "environmental laws"), (ii) owns or operates any real property contaminated with any substance that is subject to any environmental laws, (iii) is liable for any off-site disposal or contamination pursuant to any environmental, or (iv) is subject to any claim relating to any environmental laws; and the Funding Company, the U.S. Guarantors and the other Project Obligors are not aware of any pending investigation which might lead to such a claim, in each instance, that would reasonably be expected to have a Material Adverse Effect. The term "Hazardous Material" means any pollutant, contaminant or waste, or any hazardous, dangerous or toxic chemical, material, waste, substance or constituent subject to regulation under any environmental law, whether of the United States, the Cayman Islands, Barbados or Trinidad.

           (hh) None of the Funding Company or any of the U.S. Guarantors is a "party in interest" or a "disqualified person" (within the meaning of Section 4975 of the Code) with respect to any "employee benefit plan" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended).

           (ii) None of the Funding Company or any of the U.S. Guarantors or any of their respective material assets are entitled to any immunity from jurisdiction of any relevant court or from any relevant legal process (whether through service, notice, attachment in aid of execution, execution or otherwise); the Funding Company and the U.S. Guarantors have effectively waived any right of immunity on the grounds of sovereignty or otherwise from jurisdiction or execution in respect of any action or proceeding relating in any way to the Finance Documents and the transactions contemplated thereby that may be brought in the courts of the Cayman Islands, Barbados, Trinidad or elsewhere.

           (jj) The are no material contracts or other documents to which any of the Funding Company, any of the U.S. Guarantors or any other Project Obligor is a party which have not been described or referred to in the Offering Circular.

           3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Funding Company agrees to sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Funding Company the Securities, at a purchase price of 97.5%.

                  The Funding Company will deliver against payment of the purchase price the Securities to be offered and sold by the Initial Purchaser in reliance on Rule 144A in the form of one or more permanent global Securities in registered form without interest coupons (the "Restricted Global Security") deposited with the Bond Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. The Funding Company will deliver against payment of the purchase price the Securities to be offered and sold by the Initial Purchaser in reliance on Regulation S in the form of one or more permanent global Securities in registered form without interest coupons (the "Unrestricted Global Security and together with the Restricted Global Security, the "Global Securities") which will be deposited with the Bond Trustee as custodian for DTC for the respective accounts of the DTC participants for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear"), and Cedel Bank, societe anonyme ("Cedel") and registered in the name of Cede & Co., as nominee for DTC. The Global Securities shall be assigned separate CUSIP numbers and shall include the legend regarding restrictions on transfer set forth under "Transfer Restrictions" in the Offering Circular. Until the termination of the restricted period (as defined in Regulation S) with respect to the offering of the Securities, interests in the Unrestricted Global Security may be held only by the DTC participants for Euroclear and Cedel. Interests in the Global Securities will be held only in book-entry form through DTC or its nominee except in the limited circumstances described in the Offering Circular.

           Payment for the Securities shall be made by the Initial Purchaser in federal (same day) funds by wire transfer to an account at a bank acceptable to the Initial Purchaser drawn to the order of the Funding Company, at the office of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York, 10022 at 10:00 A.M., (New York time), on August 4, 1998 or at such other time not later than seven (7) full business days thereafter as the Initial Purchaser and the Funding Company determine, such time being herein referred to as the "Closing Date", against delivery to the Bond Trustee as custodian for DTC of (i) the Restricted Global Security representing all of the 144A Securities, and (ii) the Unrestricted Global Security representing all of the Regulation S Securities for the respective accounts of the DTC participants for Euroclear and Cedel. The Global Securities will be made available for checking at the above office of Skadden, Arps, Slate, Meagher & Flom LLP at least twenty-four (24) hours prior to the Closing Date.

            4. Representations by Initial Purchaser; Resale by Initial
Purchaser.

           (a) The Initial Purchaser represents and warrants to the Funding Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

           (b) The Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. Persons, except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. The Initial Purchaser represents and agrees that it has offered and sold the Securities, and will offer and sell the Securities (i) as part of its distribution at any time and
(ii) otherwise until forty (40) days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S under the Securities Act or Rule 144A under the Securities Act. Accordingly, neither the Initial Purchaser nor its Affiliates, nor any Persons acting on its or their behalf, have engaged or will engage in any directed selling efforts within the meaning of Rule 902(b) of Regulation S under the Securities Act with respect to the Securities, and the Initial Purchaser, its Affiliates and all Persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Initial Purchaser agrees that, at or prior to confirmation of sale pursuant to Rule 144A, the Initial Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Securities from it a confirmation or notice to substantially the following effect:

           "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until the later of forty (40) days after the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

                     Terms in this subsection (b) have the meanings given to them by Regulation S.

           (c) The Initial Purchaser agrees that neither it nor any of its Affiliates has entered into or will enter into any contractual arrangement with respect to the distribution of the Securities except for any such arrangements with the prior written consent of Funding Company and the U.S. Guarantors.

           (d) The Initial Purchaser agrees that neither it nor any of its Affiliates has offered or sold the Securities or will offer or sell the Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. The Initial Purchaser agrees, with respect to resales made in reliance on Rule 144A of any of the Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

           (e) The Initial Purchaser represents and agrees that (i) it has not offered or sold and prior to the date six (6) months after the date of issue of the Securities will not offer or sell any Securities to Persons in the United Kingdom except to Persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on, and will only issue or pass on, in the United Kingdom any document received by it in connection with the issue of the Securities to a Person who is of the kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a Person to whom such document may otherwise lawfully be issued or passed on.

            5. Certain Agreements of the Funding Company and the U.S. Guarantors. The Funding Company and the U.S. Guarantors agree with the Initial Purchaser that:

           (a) The Funding Company and the U.S. Guarantors will advise the Initial Purchaser promptly of any proposal to amend or supplement the Offering Circular and will not effect such amendment or supplementation without the Initial Purchaser's consent. If, at any time prior to the completion of the resale of the Securities by the Initial Purchaser, any event occurs as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Funding Company and the U.S.

Guarantors promptly will notify the Initial Purchaser of such event and promptly will prepare, at their own expense, an amendment or supplement which will correct such statement or omission. Neither the Initial Purchaser's consent to, nor the Initial Purchaser's delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

           (b) The Funding Company and the U.S. Guarantors will furnish to the Initial Purchaser copies of the Preliminary Offering Circular, the Offering Circular and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Initial Purchaser requests, and the Funding Company will furnish to the Initial Purchaser on the date hereof three copies of the Offering Circular certified as being true, complete and correct by a duly authorized officer of the Funding Company, together with certified copies of the Accountant's consents with respect to the use of its reports therein. The Funding Company will promptly furnish or cause to be furnished to the Initial Purchaser and, upon request of Holders and prospective purchasers of the Securities, to such Holders and prospective purchasers, copies of the information required to be delivered to Holders and prospective purchasers of the Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Securities. The Funding Company and the U.S. Guarantors will pay the expenses of printing and distributing to the Initial Purchaser and such Holders and prospective purchasers all such documents.

           (c) The Funding Company and the U.S. Guarantors will arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the Applicable Laws of such jurisdictions in the United States and Canada as the Initial Purchaser designates and will continue such qualifications in effect so long as required for the resale of the Securities by the Initial Purchaser, provided that the Funding Company and the U.S. Guarantors will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction.

           (d) During the period of five (5) years hereafter, the Funding Company will furnish to the Initial Purchaser, as soon as available after the end of each fiscal year, a copy of such notices and reports as it is required to deliver to the Bond Trustee or any Holder under Section 4.2 of the Indenture.

           (e) During the period of two (2) years after the Closing Date, the Funding Company will, upon request, furnish to the Initial Purchaser and any holder of Securities a copy of the restrictions on transfer applicable to the Securities.

           (f) During the period of two (2) years after the Closing Date, the Funding Company and the U.S. Guarantors will not, and will not permit any of their Affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired or reacquired by any of them.

           (g) During the period of two (2) years after the Closing Date, the Funding Company and the U.S. Guarantors will not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

           (h) The Funding Company and the U.S. Guarantors will pay all expenses incidental to the performance of their obligations under this Agreement, the Indenture and the other Transaction Documents, including (i) the fees and expenses of the Bond Trustee and the fees and expenses of its professional advisers and consultants (including legal counsel); (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Securities, the preparation and printing of this Agreement, the Securities, the other Finance Documents, the Preliminary Offering Circular, the Offering Circular and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Securities, (iii) any reasonable expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Securities for sale under the Applicable Laws of such jurisdictions in the United States and Canada as the Initial Purchaser designates and the printing of memoranda relating thereto, (iv) for any fees charged by investment rating agencies for the rating of the Securities, and (v) for expenses incurred in distributing Preliminary Offering Circular and the Offering Circular (including any amendments and supplements thereto) to the Initial Purchaser and such prospective purchasers. The Funding Company and the U.S. Guarantors, jointly and severally, will also pay or reimburse the Initial Purchaser (to the extent incurred by it) for all travel expenses of the Initial Purchaser and the Funding Company's or the U.S. Guarantors' officers and employees and any other expenses of the Initial Purchaser and the Funding Company or the U.S. Guarantors in connection with attending or hosting meetings with prospective purchasers of the Securities from the Initial Purchaser.

           (i) In connection with the offering, until the earlier of (x) one hundred eighty (180) days following the Closing Date and (y) the date on which the Initial Purchaser shall have notified the Funding Company of the completion of the resale of the Securities, none of the Funding Company, the U.S. Guarantors or any of their Affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its Affiliates has a beneficial interest any Securities or attempt to induce any person to purchase any Securities; and none of the Funding Company, the U.S. Guarantors or any of their Affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Securities.

           (j) The Funding Company will not, until thirty (30) days following the Closing Date, without the prior written consent of the Initial Purchaser, pursuant to Rule 144A, Regulation S or an offering registered under the Securities Act, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Funding Company or any of the U.S. Guarantors (other than the Securities).

           (k) The Funding Company and the U.S. Guarantors, jointly and severally, agree to indemnify and hold harmless the Initial Purchaser against any documentary, stamp or similar issuance tax imposed by the Cayman Islands, Barbados or Trinidad, including any interest and penalties, on the creation, issuance and sale of the Securities to the Initial Purchaser and the subsequent initial resale by the Initial Purchaser on the execution and delivery of this Agreement. All payments to be made by the Funding Company or any of the U.S. Guarantors hereunder shall be made without withholding or deduction for or on account of any present (as of the Closing Date) or, with respect to payments made pursuant to the indemnities provided for in this Agreement, future taxes, duties or governmental charges whatsoever unless the Funding Company or such U.S. Guarantor is compelled by law to deduct or withhold such taxes, duties or charges, and in such event the Funding Company or any of the U.S. Guarantors agrees to pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

           (l) The Funding Company and the U.S. Guarantors will obtain, make and keep in full force and effect all Governmental Approvals that may be required in any of the Cayman Islands, Barbados or Trinidad for the enforceability against the Funding Company and the U.S. Guarantors of this Agreement for five (5) years after the date hereof unless a claim has been brought pursuant to Section 7 hereof, in which case, if long, the Funding Company and the U.S. Guarantors will obtain, make and keep in full force and effect all such Governmental Approvals until the final, nonappealable resolution of such claims.

           6. Conditions of the Obligations of the Initial Purchaser. The obligations of the Initial Purchaser to purchase and pay for the Securities will be subject to the accuracy of the representations and warranties made by the Funding Company and the U.S. Guarantors herein, to the accuracy of the statements of officers of the Funding Company and the U.S. Guarantors made pursuant to the provisions hereof, to the performance by the Funding Company and the U.S. Guarantors of their obligations hereunder and to the following additional conditions precedent:

           (a) The Initial Purchaser shall have received letters, dated the date of this Agreement, of the Accountants in form and substance satisfactory to the Initial Purchaser concerning the financial information with respect to the Funding Company and the U.S. Guarantors set forth in the Offering Circular.

           (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in or affecting the financial condition, business or results of operations of the Funding Company or any of the U.S. Guarantors which, in the judgment of the Initial Purchaser, materially impairs the investment quality of the Securities or is material and adverse and makes it impractical or inadvisable to proceed with the offering of the Securities; (ii) any downgrading in the rating of the any debt securities of the Funding Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act) or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Funding Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange or any suspension of trading of any securities of the Funding Company or the Sponsor on any exchange or in the over the counter market; (iv) any banking moratorium declared by United States Federal, New York state, Cayman Islands, Barbados or Trinidad authorities; (v) any outbreak or escalation of major hostilities in which the United States, the Cayman Islands, Barbados or Trinidad is involved, any declaration of war by Congress or any other change in financial markets or substantial national calamity or emergency if, in the judgment of the Initial Purchaser, the effect of any such outbreak, escalation, declaration, change, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Securities; or (vi) any change in United States, Cayman Islands, Barbados, Trinidad or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the reasonable judgment of the Initial Purchaser, be likely to materially and adversely prejudice the success of the proposed issue, sale or distribution of the Securities, whether in the primary market or in respect of dealings in the secondary market.

           (c) The Funding Company and the U.S. Guarantors shall have furnished the Initial Purchaser with such assurance and evidence as the Initial Purchaser may require to confirm that, as of the Closing Date, all Indebtedness previously incurred by the Funding Company and its subsidiaries and Affiliates in connection with the financing of the Projects will be repaid in full and all Liens and collateral securing such previously incurred Indebtedness shall be released.

           (d) The Funding Company and the U.S. Guarantors shall have furnished the Initial Purchaser with such assurance and evidence as the Initial Purchaser may require to confirm that, as of the Closing

Date, all Indebtedness owed by the U.S. Guarantors (other than Permitted Indebtedness) will be repaid in full and all Liens and collateral securing such Indebtedness shall be released.

           (e) The representations and warranties of each of the Funding Company and each Project Obligor contained herein and in each Transaction Document to which the Funding Company or any of the Project Obligors is party shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, each of the Funding Company and the Project Obligors shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder or thereunder at or prior to the Closing Date, subsequent to the respective dates of the most recent financial statements in the Offering Circular, there shall have been no material adverse change in the financial position or results of operation of the Funding Company and the Project Obligors, taken as a whole, and the information in the Offering Circular or any amendment or supplement thereto regarding the Funding Company or any Project Obligor shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein to make the statements therein, under the circumstances in which they were made, not misleading, each as evidenced by an Officer's Certificate, dated the Closing Date, of an Authorized Officer of each of the Funding Company and the Project Obligors.

           (f) On or prior to the Closing Date, each of the Financing Statements shall have been delivered for filing, recordation and/or registration in each office and in each jurisdiction where required to create and perfect a valid and enforceable security interest in the Collateral covered or purported to be covered by the Security Documents, with the priority purported to be created thereby. All taxes and recording and filing fees required to be paid with respect to the execution, recording or filing of the Financing Statements shall have been paid or provided for. All Collateral shall be subject to no Liens other than Permitted Liens.

           (g) On or prior to the Closing Date, each of the Project Documents, in the forms as previously delivered to the Initial Purchaser or its counsel and as they exist as executed versions as of the date of this Agreement or in such forms as shall be satisfactory in form and substance to the Initial Purchaser and its counsel, shall have been executed and delivered, shall remain in full force and effect, no default shall have occurred and be continuing thereunder, all conditions precedent thereunder to be satisfied as of the Closing Date shall be satisfied and there shall not have occurred any event of force majeure thereunder on and as of the Closing Date.

           (h) [Intentionally Omitted.]

           (i) The Initial Purchaser shall have received a letter, dated the Closing Date, of the Accountants that meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three (3) days prior to the Closing Date for the purposes of this subsection.

           (j) The Independent Engineer shall have consented to the references to it in the Offering Circular and the use of the Independent Engineer's Report (as defined in the Offering Circular) prepared by the Independent Engineer and contained in Appendix B to the Offering Circular and certified that since the date of the Independent Engineer's Report, no event affecting the Independent Engineer's Report or the matters referred to therein shall have occurred (A) which shall make untrue or incorrect in any material respect, as of the Closing Date, any information or statement contained in the Independent Engineer's Report or in the Offering Circular relating to matters referred to in the Independent Engineer's Report, or (B) which shall not be reflected in the Offering Circular but should be reflected therein in order to make the statements and information contained in the Independent Engineer's Report, or in the Offering Circular relating to matters referred to in the Independent Engineer's Report, in light of the circumstances under which they were made, not misleading, as evidenced by a certificate satisfactory to the Initial Purchaser of an authorized officer of the Independent Engineer, dated the Closing Date.

           (k) The Independent Wind Consultant shall have consented to the references to it in the Offering Circular and certified that since the date of the Independent Wind Consultant's Report, no event affecting the Independent Wind Consultant's Report or the matters referred to therein shall have occurred
(A) which shall make untrue or incorrect in any material respect, as of the Closing Date, any information or statement contained in the Independent Wind Consultant's Report or in the Offering Circular relating to matters referred to in the Independent Wind Consultant's Report or (B) which shall not be reflected in the Offering Circular but should be reflected therein in order to make the statements and information contained in the Independent Wind Consultant's Report, or in the Offering Circular relating to matters referred to in the Independent Wind Consultant's Report, in light of the circumstances under which they were made, not misleading, as evidenced by a certificate satisfactory to the Initial Purchaser of an authorized officer of the Independent Wind Consultant, dated the Closing Date.

           (l) The Insurance Consultant shall have certified that since the date of the Independent Insurance Consultant's Report, no event affecting the Independent Insurance Consultant's Report or the matters referred to therein shall have occurred (i) which shall make untrue or incorrect in any material respect, as of the Closing Date, any information or statement contained in the Independent Insurance Consultant's Report or in the Offering Circular relating to matters referred to in the Independent Insurance Consultant's Report, or (ii) which shall cause the Offering Circular to omit to state a material fact necessary in order to make the statements and information contained in the Independent Insurance Consultant's Report, in light of the circumstances under which they were made, not misleading, as evidenced by a certificate of an authorized officer of the Independent Insurance Consultant, dated the Closing Date, confirming the matters set forth in this paragraph in form and substance satisfactory to the Initial Purchaser.

           (m) Moses & Singer shall have furnished to the Initial Purchaser its written opinions, as counsel to the Funding Company and each of the Sponsor Subsidiaries (as defined below), that:

                  (i) Each of the BNY Guarantor and each of the Warbasse Guarantors is validly existing and in good standing as a limited liability company under the laws of the State of Delaware, with limited liability company power and authority to enter into each of the documents set forth on Schedule 6.1(m) hereto (the "U.S. Documents") to which it is a party and perform its obligations thereunder. Each of the BNY Guarantor and each of the Warbasse Guarantors is qualified to do business in the State of New York.

                  (ii) Each of B-41, L.P., the Big Spring Guarantor and York Cogen Partners, L.P. ("YCP") is validly existing and in good standing as a limited partnership under the laws of the State of Delaware, with partnership power and authority to enter into each of the U.S. Documents to which it is a party and perform its obligations thereunder. B-41, L.P. and YCP are qualified to do business in the State of New York. The Big Spring Guarantor is qualified to do business in the State of Texas.

                  (iii) Each of Cogeneration Technologies, Inc. ("CTI") and the Trinidad U.S. Parent is validly existing and in good standing as a corporation under the laws of the State of Delaware, with corporate power and authority to enter into each of the U.S. Documents to which it is a party and perform its obligations thereunder. CTI is qualified to do business in the State of New York.

                  (iv) The execution, delivery and performance by the Sponsor, each U.S. Guarantor, B-41, L.P., CTI, YCP, the Big Spring Partners and the Trinidad U.S. Parent (B-41, L.P., CTI, YCP, the Big Spring Partners and the Trinidad U.S. Parent, collectively, the "U.S. Sponsor Subsidiaries" and, together with the Trinidad Cayman Parent and the Project Obligors, the "Sponsor Subsidiaries") of each of the U.S. Documents to which it is a party and the consummation by each such party of the transactions contemplated thereby have been duly authorized by all necessary action on the part of such party, and each of the U.S. Documents to which each such party is a party has been duly executed and delivered by such party. Each of the U.S. Documents constitutes a legally valid and binding obligation of each of the Funding Company, Sponsor, each of the U.S. Guarantors or each of the U.S. Sponsor Subsidiaries that is a party thereto, enforceable against each such party in accordance with the terms of such U.S. Document.

                  (v) The execution and delivery by each of the U.S. Guarantors, the Sponsor and each of the U.S. Sponsor Subsidiaries of each of the U.S. Documents to which it is a party will not conflict with or constitute a breach or violation of any of the terms or provisions of (A) the certificate of incorporation, by-laws, certificate of limited liability company, operating agreement, certificate of limited partnership or partnership agreement of the U.S. Guarantors, the Sponsor or the U.S. Sponsor Subsidiaries, as applicable,
(B) any existing federal or Delaware or New York statute, rule or regulation applicable to any of the U.S. Guarantors, the Sponsor or the U.S. Sponsor Subsidiaries or any of their material properties or (C) to its knowledge, any material agreement or instrument to which any of the U.S. Guarantors, the Sponsor or the U.S. Sponsor Subsidiaries, as applicable, is a party or by which they or any of their respective properties or assets are bound or to which they may be subject.

                  (vi) The execution and delivery by each of the U.S. Guarantors, the Sponsor and each of the U.S. Sponsor Subsidiaries of each of the U.S. Documents to which it is a party will not require any consents, approvals, authorizations, or other actions by any Governmental Authority or any registrations, declarations or filings by any such party with any Governmental Authority, in each case under any Delaware or New York statute, rule or regulation applicable to such party which have not been obtained as of the date hereof, except such consents, approvals, authorizations, other actions, registrations, declarations or filings the failure to obtain which would not have a Material Adverse Effect.

                  (vii) The provisions of the BNY Pledge Agreement, each Warbasse Pledge Agreement, each Big Spring Pledge Agreement, the U.S. Depositary Agreement, the BNY Security Agreement, the Warbasse Security Agreements, the Big Spring Security Agreement and the U.S. Project Note Pledge Agreement are effective to create a valid security interest in favor of the Collateral Agent for the benefit of Secured Parties in that portion of the Collateral described therein which is subject to Article 9 of the New York UCC as security for the performance of all of the obligations of the U.S. Guarantors described therein.

                  (viii) The provisions of the U.S. Depositary Agreement are effective to create, in favor of the Collateral Agent for the benefit of the Secured Parties, a security interest in all the "security entitlements" (as defined in Section 8-102(a)(17) of the New York UCC) with respect to "financial assets" (as defined in Section 8-102(a)(9) of the New York UCC) now or hereafter credited to the each U.S. Depositary Account.

                  (ix) The provisions of the U.S. Depositary Agreement are effective to perfect the security interest of the Collateral Agent for the benefit of the Secured Parties in all the "security entitlements" (as defined in Section 8-102(a)(17) of the New York UCC) with respect to "financial assets" (as defined in Section 8-102(a)(9) of the New York
UCC) now or hereafter credited to the each U.S. Depositary Account. No other security interest of any creditor of the Funding Company or any U.S. Guarantor will be equal or prior to the security interest of the Collateral Agent for the benefit of the Secured Parties in such Collateral.

                  (x) The U.S. Depositary Agreement is effective to create a valid security interest in that portion of the Collateral described therein consisting of instruments (as defined in Section 9-105(1)(i) of the New York
UCC) or cash in the possession of the Depositary Bank in the State of New York to secure the obligations of the Funding Company and the U.S. Guarantors who are party to the U.S. Depositary Agreement, described in the U.S. Depositary Agreement. The security interest of the Collateral Agent for the benefit of the Secured Parties in each such instrument (with any necessary indorsement) or cash will be perfected upon notice (within the meaning of Section 9-305 of the UCC) to the Depositary Bank of the security interest of the Collateral Agent and the sending of a confirmation by the Depositary Bank to the Collateral Agent, in each case in the State of New York, No other security interest of any creditor of the Funding Company or any U.S. Guarantor will be equal or prior to the security interest of the Collateral Agent for the benefit of the Secured Parties in such Collateral.

                  (xi) Each UCC financing statement attached hereto as Schedule IV (each, a "Financing Statement") is in appropriate form for filing in each jurisdiction within the State of New York where required to perfect a security interest under the New York UCC in the Collateral described in the BNY Pledge Agreement, each Warbasse Pledge Agreement, each Big Spring Pledge Agreement, the U.S. Depositary Agreement, the BNY Security Agreement, the Warbasse Security Agreements, the Big Spring Security Agreements and the U.S. Project Note Pledge Agreement to the extent a security interest in such Collateral can be perfected by filing a financing statement in the State of New York under the provisions of the New York UCC. Upon the proper filing of each Financing Statement with the Department of State of New York and the city register for New York County, New York, the security interest in favor of the Collateral Agent for the benefit of the Secured Parties in the Collateral described in each Financing Statement which is subject to Article 9 of the New York UCC will be perfected to the extent a security interest in such Collateral can be perfected by filing a financing statement in the State of New York under the provisions of the New York UCC. No other security interest of any creditor of the Funding Company, any U.S. Guarantor, or any of the U.S. Sponsor Subsidiaries will be equal or prior to the security interest of the Collateral Agent for the benefit of the Secured Parties in such Collateral.

                  (xii) Assuming the Collateral Agent takes and maintains continuous possession in the State of New York of any and all certificates evidencing the equity interests in each of the U.S. Guarantors described in and pledged pursuant to each of the BNY Pledge Agreement, each Warbasse Pledge Agreement and the Big Spring Pledge Agreement (the "Pledged Equity"), with undated stock powers fully endorsed in blank, each of the BNY Pledge Agreement, each Warbasse Pledge Agreement and the Big Spring Pledge Agreement creates a perfected security interest in favor of the Collateral Agent for the benefit of the Secured Parties in the rights in such Pledged Equity constituting a "certificated security" (as defined in Section 8-102(a)(4) of the New York UCC) which each pledgor thereunder (each, a "Pledgor") has or has actual authority to convey as security for the payment, to the extent set forth in each of the BNY Pledge Agreement, each Warbasse Pledge Agreement and the Big Spring Pledge Agreement, of all obligations of the U.S. Guarantors and the U.S. Sponsor Subsidiaries described therein. No other security interest of any creditor of any Pledgor will be equal or prior to the security interest of the Collateral Agent for the benefit of the Secured Parties in such Collateral.

                  (xiii) The offer, sale and delivery of the Securities by the Funding Company to the Initial Purchaser pursuant to the Purchase Agreement and the initial resales of the Securities by the Initial Purchaser in accordance with Section 4 of the Purchase Agreement and in the manner contemplated by the Offering Circular and the Purchase Agreement do not require registration of the Securities under the Securities Act and the Indenture does not require qualification under the Trust Indenture Act of 1939, as amended.

                  (xiv) Neither the consummation of the transactions contemplated by the Purchase Agreement nor the sale, issuance, execution or delivery of the Securities by the Funding Company will violate Regulation T, U, or X of the Board of Governors of the Federal Reserve System.

                  (xv) Neither the Funding Company, the Guarantors nor any Sponsor Subsidiary is, and one of such parties owns or controls or is owned or controlled by an "investment company" that is or is required to be registered under Section 8 of the Investment Company Act, as amended.

                  (xvi) There are no mortgage taxes or filing fees payable to the State of New York or any of its political subdivisions as a consequence of the execution or delivery of the U.S. Documents or the creation of the indebtedness evidenced or secured by any of the U.S. Documents or the filing or recording of any of the U.S. Documents, except (i) normal filing fees payable to the Secretary of State of the State of New York and normal filing or recording fees payable to the political subdivisions thereof; and (ii) any fee or charge payable to any entity whose services may have been used to assist in such filing and recordation.

                  (xvii) To the best of our knowledge other than as set forth in the Offering Circular, there is no action, suit or proceeding by or before any court, arbitrator, administrative agency or Governmental Authority pending, to which any of the Funding Company, the U.S. Guarantors, the Sponsor or the U.S. Sponsor Subsidiaries is a party or, to the best of our knowledge, threatened against in writing any of the Funding Company, the U.S. Guarantors, the Sponsor or the U.S. Sponsor Subsidiaries which (i) would adversely affect the ability of any of the Funding Company, the U.S. Guarantors, the Sponsor or the U.S. Sponsor Subsidiaries to perform their respective obligations under any U.S. Document to which it is a party or (ii) challenge the legality, validity or enforceability of any of the U.S. Documents.

                  (xviii) The choice of New York law as the governing law for each of the Indenture, the U.S. Project Loan Agreement, the BNY Guarantee, the Warbasse Guarantee, the Big Spring Guarantee, the Intercreditor Agreement, the Purchase Agreement, the Securities, the U.S. Project Notes, the BNY Pledge Agreement, each Warbasse Pledge Agreement, the Big Spring Pledge Agreement, the U.S. Depositary Agreement, the BNY Security Agreement, the Warbasse Security Agreements, the Big Spring Security Agreement and the U.S. Project Note Pledge Agreement will be recognized in the courts of the State of New York having jurisdiction as a valid choice of law in any action to enforce such U.S. Document.

                  (xix) The Preliminary Offering Circular and the Offering Circular or any amendment or supplement thereto, as of their respective dates did not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that any contracts or documents pertaining to the Funding Company, the Guarantors, the Sponsor or the Sponsor Subsidiaries of a character required to be described in the Preliminary Offering Circular or Offering Circular not described as required.

                  (xx) Each of the Funding Company and the U.S. Guarantors has validly appointed Corporation Service Company as its agent to receive service of process in the State of New York for the purposes described in the relevant section of the applicable Transaction Documents. Service of process effected in the manner set forth in relevant sections of the applicable Transaction Documents will be effective to confer valid personal jurisdiction over the Funding Company and the U.S. Guarantors, as applicable, in any legal action or proceeding against the Funding Company or the U.S. Guarantors with respect to any such Transaction Document to which it is a party, as applicable, in the courts of the State of New York located in the County of New York.

                  (xxi) The submission of each of the Funding Company, the U.S. Guarantors, the Sponsor and the U.S. Sponsor Subsidiaries pursuant to the Indenture, the U.S. Project Loan Agreement, the Intercreditor Agreement, the Purchase Agreement, the BNY Pledge Agreement, each Warbasse Pledge Agreement, the Big Spring Pledge Agreement, the U.S. Depositary Agreement, the BNY Security Agreement, the Warbasse Security Agreements, the Big Spring Security Agreement and the U.S. Project Note Pledge Agreement to which it is a party, as applicable, to the non-exclusive jurisdiction of the courts of the State of New York in the County of New York with respect to any legal action or proceeding arising with respect to such U.S. Document to which it is a party, as applicable, is valid and binding on it.

           (n) LeBoeuf, Lamb, Greene and MacRae shall have furnished to the Initial Purchaser its written opinions, as counsel to the Trinidad Finance Parties, that:

                  (i) The execution and delivery by each of the Trinidad Finance Parties and the Trinidad Cayman Parent to each of the Finance Documents and Trinidad Project Documents to which it is a party will not conflict with or constitute a breach or violation of any of the terms or provisions of, or constitute a default under (A) any applicable existing United States federal or New York State statute, rule or regulation (including PUHCA, the Federal Power Act ("FPA"), and the New York Public Service Law ("NYPSL")) or (B) to its knowledge, any material agreement or instrument to which any of the Trinidad Finance Parties or the Trinidad Cayman Parent is a party or by which they or any of their properties or assets are bound or to which they may be subject. Each of the Trinidad Government Agreement and the Finance Agreements to which any of the Trinidad Finance Parties or the Trinidad Cayman Parent is a party constitutes a legally valid and binding obligation of the applicable Trinidad Finance Parties or the Trinidad Cayman Parent, as the case may be, enforceable against it in accordance with the terms of such agreement.

                  (ii) The execution and delivery be each of the Trinidad Finance Parties and the Trinidad Cayman Parent of each of the Finance Documents and Trinidad Project Documents to which it is a party will not require any consent, approval, authorization, or other action by, or any registration, declaration or filing by any such party with, any United States federal or New York State Governmental Authority under any United States federal or New York State statute, rule or regulation (including PUHCA, the FPA and the NYPSL) applicable to such party which has not been obtained as of the date hereof, except such consents, approvals, authorizations, other actions, registrations, declarations or filings the failure to obtain which would not have a Material Adverse Effect on the Trinidad Finance Parties or the Trinidad Cayman Parent.

                  (iii) The Trinidad Pledge Agreements and the Trinidad Charge and Security Agreement create valid, perfected and enforceable security interests in favor of the Collateral Agent for the benefit of the Secured Parties in the rights in the equity interests in each of the Trinidad Finance

Parties pledged pursuant to the Trinidad Pledge Agreements and the Trinidad Charge and Security Agreement (the "Pledged Equity") which each pledgor has, as security for the payment, to the extent set forth in each of such Trinidad Pledge Agreement or Trinidad Charge and Security Agreement, of all obligations of the Trinidad Finance Parties and the Trinidad Cayman Parent to the Funding Company and the Collateral Agent under the applicable Finance Documents to which the such parties are parties; and, to the extent such Pledged Equity constitutes certificated securities (as defined in Section 8-102(a)(4) of the New York UCC, assuming the Collateral Agent takes and maintains continuous possession in the State of New York of the certificates evidencing such Pledged Equity together with undated stock powers or similar instruments endorsed in blank by an appropriate person, such security interest will be perfected under the laws of the State of New York and no other consensual security interest under the New York UCC of any creditor of the Funding Company, the Trinidad Finance Parties or the Trinidad Cayman Parent will be equal to or prior to the security interests of the Collateral Agent in such Pledged Equity;

                  (iv) The provisions of the Trinidad Security Documents are effective to create, in favor of the Collateral Agent on behalf of and for the benefit of the Secured Parties, a valid security interest in that portion of the Collateral set forth below (the "Other Financial Collateral") as security for the performance of the respective obligations of the Trinidad Finance Parties and the Funding Company described in the Trinidad Security Documents: (a) the rights and interests of the Trinidad Guarantor under the Trinidad Loan Agreement; (b) the rights and interests of the Funding Company under the Trinidad Project Loan Agreement and the Trinidad Project Note; and (c) the rights and interests of the Trinidad Finance Parties and the Trinidad Cayman Parent in the security entitlements (as defined in Section 8-102(a)(17) of the New York UCC) from time to time credited to the Trinidad Depositary Account; and to the extent the Other Financial Collateral constitutes instruments, assuming the Collateral Agent has taken and maintains possession of such instruments in the State of New York, duly endorsed, for value, in good faith and without notice that any of such instruments is overdue or has been dishonored or of any defenses against or claims to it on the part of any other person, such security interests will be perfected under the law of the State of New York and no other consensual security interests under the New York UCC of any creditor of the Funding Company, the Trinidad Finance Parties or the Trinidad Cayman Parent will be equal to or prior to such security interests; and to the extent to Other Financial Collateral constitutes securities entitlements (as defined in Section 8-102(a)(17) of the New York UCC) arising under the Trinidad Depositary Agreement, assuming that the Trinidad Depositary Accounts are established in the name of the Collateral Agent and are maintained in accordance with the terms of the Trinidad Depositary Agreement, that the Depositary Bank has agreed to comply with entitlement orders from the Collateral Agent without further consent by and of the Funding Company or the Trinidad Finance Parties and has not agreed to so comply with entitlement orders of any other person or entity, and that the security entitlements and financial assets related thereto have been acquired for value and without notice on the part of the Collateral Agent, the Depositary Bank, the Secured Parties, the Funding Company, the Trinidad Finance Parties or the Trinidad Cayman Parent of any adverse claim, such security interests will be perfected under the law of the State of New York and no other consensual security interests under the New York UCC of any creditor of the Funding Company, the Trinidad Finance Parties or the Trinidad Cayman Parent will be equal to or prior to such security interests.

                  (v) To their knowledge, there is no action, suit or proceeding by or before any court, arbiter, administrative agency or Governmental Authority pending or threatened against or affecting any of the Trinidad Finance Parties or the Trinidad Cayman Parent which (x) would materially adversely affect the ability of any of the Trinidad Finance Parties or the Trinidad Cayman Parent to perform its respective obligations under any of the Finance Documents or the Trinidad Project Documents to which it is a party or (y) challenges the legality, validity or enforceability or any of such Finance Documents or Trinidad Project Documents.

                  (vi) The statements set forth in the Offering Circular under "OFFERING CIRCULAR SUMMARY - Trinidad Guarantor," "RISK FACTORS - Uncertainties Associated with Environmental, Energy and Other Regulations" (as it relates to the United States energy regulations), "BUSINESS OF THE FUNDING COMPANY, THE PROJECT NOTE OBLIGORS AND THE GUARANTORS - Trinidad Project," "SUMMARY DESCRIPTION OF PRINCIPAL PROJECT CONTRACTS - Trinidad Project - Trinidad Power Purchase Agreement," "-Trinidad Project - Trinidad Government Agreement," "-Trinidad Project - Engineering and Equipment Supply Contract; Turnkey Construction Contract," "-Brooklyn Navy Yard Project - Flow of Funds - Qualifying Facility" (solely as it relates to energy regulatory matters), "- Warbasse Project - WCTP Power Purchase Agreement - Qualifying Facility" (solely as it relates to energy regulatory matters), "-Big Spring Project - Amended and Restated Limited Partnership Agreement - Qualifying Facility" (solely as it relates to energy regulatory matters), "SUMMARY DESCRIPTION OF PRINCIPAL FINANCING DOCUMENTS - Depositary Funds - Trinidad Funds," "-Depositary Funds - Trinidad Local Fund," "-Trinidad Depositary Agreement," "-Guarantees - Guarantee of the Trinidad Guarantor," "- Project Loan Agreements - Trinidad Project Loan Agreement," "-Trinidad Loan Agreement," "- Description of Project Collateral - Trinidad Collateral," and " - Subscription Agreements," insofar as such statements constitute summaries of the terms of the Finance Documents or of the Trinidad Project Documents to which any of the Trinidad Finance Parties or the Trinidad Cayman Parent is a party or legal matters or proceedings (other than those governed by the laws of Trinidad, Barbados or Cayman Islands) are accurate in all material respects and do not contain any untrue statements of a material fact or fail to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  (vii) The choice of New York law as the governing law of the Finance Documents to which any of the Trinidad Finance Parties and the Trinidad Cayman Parent is a party will be recognized in the courts of the State of New York as a valid choice of law in any action in such courts to enforce such agreements.

                  (viii) Each of the Trinidad Finance Parties and the Trinidad Cayman Parent has, under the laws of the State of New York, validly appointed Corporation Service Company as its agent to receive service of process in New York for the purposes described in the relevant section of the applicable Finance Documents to which it is a party, and service of process effected in the manner set forth in relevant sections of such Finance Documents will be effective under United States federal and New York State Law to confer valid personal jurisdiction over each of such Trinidad Finance Parties.

                  (ix) The submission of each of the Trinidad Finance Parties and the Trinidad Cayman Parent to the jurisdiction of the courts of the State of New York in the County of New York with respect to any matter arising from the Finance Documents to which it is a party is valid and binding under New York State Law on each of such Trinidad Finance Parties.

                  (x) (a) The Trinidad Obligor is exempt from the definition of an "electric utility company" under section 2(a)(3) of PUHCA; (b) the Trinidad Obligor is not subject to regulation as a "public utility" as defined in Section 201 of the FPA, 16 U.S.C. ss. 824; (c) the Trinidad Obligor is not subject to regulation under the NYPSL; and (d) none of Funding Company, the Trinidad U.S. Parent, the Trinidad Cayman Parent, the Trinidad Project Borrower, and the Trinidad Guarantor, solely by virtue of its direct or indirect interests in the Trinidad Obligor, is subject to regulation under PUHCA as a "public utility company" or a "holding company" or a "subsidiary" or "affiliate" of a holding company, as defined in Section 2 of PUHCA, or as a "public utility" under the FPA, or under the NYPSL.

                  (xi) (a) the Warbasse Project is a QF under PURPA; (b) pursuant to 18 C.F.R. Section 292.601 the Warbasse Project Company is not subject to regulation as a "public utility" under the FPA, except to the extent contemplated by 18 C.F.R. Section 292.601(c); (c) pursuant to 18 C.F.R. Section 292.602(b), the Warbasse Project Company is not considered to be an "electric utility company" as defined in Section 2(a)(3) of PUHCA; (d) pursuant to 19 C.F.R. Section 292.602(c), the Warbasse Project Company is exempt from state law and regulation respecting the rates of electric utilities and the financial and organizational regulation of electric utilities; and (e) none of the Funding Company and the Warbasse Guarantors, solely by virtue of its relationship with the Warbasse Project Company, is subject to regulation under PUHCA as a "public utility company" or a "holding company" or a "subsidiary" or "affiliate" of a holding company, as defined in
Section 2 of PUHCA, or as a "public utility" under the FPA as defined in
Section 201 of the FPA, or under the NYPSL. In addition, assuming that the Warbasse Project is operated as a cogeneration facility less than 80 MW in size, the Warbasse Project Company is a co-generation facility as defined in
Section 2 (2-a) of the NYPSL, and as such is exempt from regulation as an "electric corporation" or a "steam corporation" under the NYPSL.

                  (xii) (a) the Big Spring Project is a qualifying small power production facility and an "eligible" wind facility as defined by
Section 3 (17) (E) of the FPA, as amended by Pub. L. 101-575; (b) pursuant to 18 C.F.R. Section 292.601, the Big Spring Guarantor is not subject to regulation as a "public utility" under the FPA, except to the extent contemplated by 18 C.F.R. Section 292.601(c); (c) pursuant to 18 C.F.R.
Section 292.602(b), the Big Spring Guarantor is not considered to be an "electric utility company" as defined in Section 2(a)(3) of PUHCA; (d) pursuant to 18 C.F.R. Section 292.602(c), the Big Spring Guarantor is exempt from state law and regulation respecting the rates of electric utilities and the financial and organizational regulation of electric utilities; and (v) the Funding Company is not, solely by virtue of its relationship with the Big Spring Guarantor, subject to regulation under PUHCA as a "public utility company" or a "holding company" or a "subsidiary" or "affiliate" of a holding company, as defined in Section 2 of PUHCA, or as a "public utility" under the FPA as defined in Section 201 of the FPA.

                  (xiii) (a) the BNY Project, if owned and operated in accordance with the BNY QF Order and the representations on which the BNY QF Order (as defined in the opinion) is based, is a QF under PURPA; (b) pursuant to 18 C.F.R. Section 292.601, the BNY Project Company is not subject to regulations as a "public utility" under the Federal Power Act, except to the extent contemplated by 18 C.F.R. Section 292.601(c); (c) pursuant to 18 C.F.R. Section 292.602 (b), the BNY Project Company is not considered to be an "electric utility company" as defined in Section 2(a)(3) of PUHCA; (d) neither of the Funding Company and the BNY Guarantor, solely by virtue of its relationship with the BNY Project Company, is subject to regulation under PUHCA as a "public utility company" or a "holding company" or a "subsidiary" or "affiliate" of a holding company, as defined in Section 2 of PUHCA, or as a "public utility" under the FPA, or under the NYPSL; and (e) the BNY Project Company, assuming that it is operated in accordance with the representations on which the NYPSC Orders (as defined in the opinion) are based, is subject to lightened regulation as an "electric corporation" and a "steam corporation" and is subject to regulation for safety and environmental matters as a "gas corporation" pursuant to the NYPSL.

           (o) Maples & Calder shall have furnished to the Initial Purchaser its written opinion, as counsel to the Funding Company and the Trinidad Cayman Parent (together, the "Cayman Parties") that:

                  (i) the Cayman Parties have been duly incorporated and are validly existing and in good standing under the laws of the Cayman Islands;

                  (ii) each of the Cayman Parties have full power and authority under its Memorandum and Articles of Association to enter into each of the documents listed on Schedule 6(o) hereto (the "Cayman Documents") to which it is a party and perform its obligations thereunder and the Funding Company has full power and authority to enter into and perform its obligations under the Securities;

                  (iii) the execution, delivery and performance of the Cayman Documents by the Cayman Parties and the performance of their obligations thereunder and the creation, issue, execution and delivery and the performance by the Funding Company of its obligations in respect of the Securities do not conflict with or result in a breach of any of the terms or provisions of the Memorandum and Articles of Association of the respective Cayman Parties or any law, public rule, existing published order or regulation applicable to the Trinidad Cayman Parent or decree of any governmental authority or agency or any official body in the Cayman Islands;

                  (iv) each of the Cayman Documents to which each of the Cayman Parties is a party has been duly authorized by and on behalf of each of the Cayman Parties and, assuming that they have been or will be duly executed (as a deed where required) and unconditionally delivered on behalf of the Cayman parties, each constitutes, or will constitute, as the case may be, the valid and binding obligations of the Cayman Parties and , to the extent so enforceable as a matter of the proper governing law thereof in each case, enforceable in accordance with its terms;

                  (v) the creation, issue, offering, execution and delivery of the Securities have been duly authorized by the Funding Company and when signed by a Director on behalf of the Funding Company and authenticated in the manner referred to in the Trust Indenture and unconditionally delivered against due payment therefor, and in the case of Registered Securities, due registration , will constitute the leal, valid and binding obligations of the Funding Company enforceable in accordance with their respective terms;

                  (vi) no consents, approvals, or authorizations are required from any governmental or other regulatory agencies in the Cayman Islands in connection with the execution or delivery of, or the performance of obligations contained in the Cayman Documents including, without limitation, the performance by the Cayman Parties of their obligations under any of them;

                  (vii) no stamp duties or other taxes are payable under the laws of the Cayman Islands in respect of the creation, offering, issue or delivery of the Securities or the execution or delivery of the Cayman Documents or the enforcement of any thereof and the holders of the Securities will not incur or become liable for any transfer or other like taxes unde the laws of the Cayman Islands by reason of the acquisition, ownership or disposal of the Securities;

                  (viii) it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of the Securities or the Cayman Documents that any document be filed, recorded or enrolled with any governmental department or other authority of the Cayman Islands, and further, it is not a requirement of Cayman Islands law that the offering Circular should be filed, recorded or enrolled with any governmental department or other authority in the Cayman islands. The Offering Circular may not be circulated within or to the public in the Cayman islands, and no invitation to the public in the Cayman Islands to subscribe for the Securities may be made, unless the Funding Company is listed on the Cayman Islands Stock Exchange at the time of circulation and invitation;

                  (ix) currently, no Taxes will be payable (by withholding or otherwise) to the Government of the Cayman Islands or any political subdivision thereof or taxing authority thereof or therein in respect of payments made under the Cayman Documents. Holders of the Securities will not be subject to Cayman Islands taxes or duties on gains realized on the sale or redemption of the Securities. The Cayman Islands currently have no income, corporate or capital gains tax and no estate duty, inheritance tax or gift tax;

                  (x) the courts of the Cayman Islands will observe and give effect to the choice of New York law as the governing law for the Cayman Documents and the Securities; and

                  (xi) based on a search of the Register of Writs and Other Originating Process, there were no actions pending against the Cayman Parties in the Grand Court of the Cayman Islands as at the close of business on [the day preceding the Closing Date].

           (p) Fitzwilliam, Stone, Furness-Smith & Morgan shall have furnished to the Initial Purchaser its written opinion, as counsel to the Trinidad Obligor, that:

                  (i) The Trinidad Obligor has been duly organized and is validly existing and in good standing in Trinidad with corporate power and authority to enter into each of the documents listed on Schedule 6(p) hereto (the "Trinidad Documents") to which it is a party and perform its obligations thereunder;

                  (ii) the execution, delivery and performance of each of the Trinidad Documents to which the Trinidad Obligor is a party have been duly authorized by all necessary corporate action of the Trinidad Obligor, and the Trinidad Documents to which the Trinidad Obligor is a party have been duly executed and delivered by the Trinidad Obligor;

                  (iii) the entry into and performance of the Trinidad Documents by the Trinidad Obligor will not violate any existing law, order, decree or regulation in Trinidad or any of the applicable formation documents of the Trinidad Obligor;

                  (iv) each of the Trinidad Documents to which the Trinidad Obligor is a party are valid and binding obligations of the Trinidad Obligor;

                  (v) the choice of governing law for each of the Trinidad Documents is a valid choice of law to enforce any such Document and the submission by the Trinidad Obligor to the jurisdiction of the courts of the state of the governing law with respect to matters arising from the Trinidad Documents to which the Trinidad Obligor is a party is valid and binding on the Trinidad Obligor;

                  (vi) the appointments of agents for service of process in accordance with each of the Trinidad Documents to which the Trinidad Obligor is a party are legal, valid and binding;

                  (vii) in any proceeding taken in Trinidad for the enforcement of the Trinidad Documents, a Trinidad court will accept, and give effect to, a judgment in which damages awarded are denominated in U.S. currency;

                  (viii) there are no consents, approvals, authorizations or orders required under the laws of Trinidad from any governmental or other regulatory agencies in Trinidad in connection with the execution or delivery of, or the performance of obligations contained in, the Trinidad Documents including, without limitation, the performance by the Trinidad Obligor of its obligations under any of them or in connection with any Security interests created by the Trinidad Obligor under the Trinidad Documents;

                  (ix) no stamp duties, registration taxes or other duties or similar taxes or charges are now imposed, or under the present laws of Trinidad could in the future become imposed, in connection with the execution, delivery, enforcement or admissibility in evidence of the Trinidad Documents or the execution of any transactions contemplated thereunder or in any schedule, exhibit, appendix thereto, other than (a) the documentary stamp tax and registration fees due upon the stamping and registration of the Trinidad Loan Agreement and the Mortgage Debenture and (b) the fees dues upon the filing of the particulars of charge is respect of the Mortgage Debenture and the Trinidad Obligor Security Agreement;

                  (x) pursuant to an order of the President of Trinidad under the Fiscal Incentives Act Ch. 85:01, the Trinidad Obligor has been (a) classified as a highly capital intensive enterprise, (b) declared an approved enterprise in respect of its approved product of electricity and (c) granted total relief from corporation tax and customs duty in respect of its approved product (the "tax holiday") for a period of eight (8) years following commercial operation of the Trinidad Project;

                  (xi) it is not necessary to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Trinidad Documents that any Document or any document referred to therein or in any schedules, exhibits or appendices thereto be filed, recorded or enrolled with, or approved or exempted by, any governmental department, commission, agency or other authority of Trinidad or that any other act be done in Trinidad;

                  (xii) no party to the Trinidad Documents other than the Trinidad Obligor and T&TEC is or will be (a) deemed to be resident, domiciled or carrying on business in Trinidad or (b) required to be licensed, qualified or otherwise entitled to carry on business in Trinidad in order to enforce its rights under, or by reason of the execution or delivery and performance of any of the Trinidad Documents to which it is a party;

                  (xiii) neither the Trinidad Obligor nor any of its assets is entitled to immunity from suit or enforcement of a judgment on the grounds of sovereignty or otherwise in the Courts of Trinidad in proceedings against it or any of its respective properties in respect of the Trinidad Obligor's obligations under the Trinidad Documents;

                  (xiv) upon the proper stamping and registration of the Trinidad Loan Agreement and the Mortgage Debenture and the filing of particulars of charge in respect of the Mortgage Debenture, the provisions of the Trinidad Mortgage Debenture are enforceable against the Trinidad Obligor thereto and are effective to create, in favor of the Collateral Agent, as agent, a valid first ranking security interest in the property in or over which a security interest is granted as described therein;

                  (xv) the Trinidad Project Documents are valid and binding obligations of the Trinidad Obligor, enforceable in accordance with their respective terms;

                  (xvi) all authorizations, permits or approvals, including, without limitation, foreign exchange permits, that are required or will become required to be obtained by the Trinidad Obligor in connection with the execution, delivery or performance of the Trinidad Project Documents to which the Trinidad Obligor is a party have been obtained and are in full force and effect; and

                  (xvii) T&TEC is subject to civil and commercial law with respect to its obligations under the Trinidad Project Documents and T&TEC should not be entitled to claim and sovereign or statutory immunity including any immunity against attachment or seizure of assets or enforcement of judgments with respect to its obligations under the Trinidad Project Documents. If T&TEC did claim sovereign immunity in respect if the Trinidad Project Documents, it would be unlikely to be successful in such claim.

           (q) Lex Carribean shall have furnished to the Initial Purchaser its written opinion, as counsel to the Trinidad Project Borrower and the Trinidad Guarantor (together, the "Barbados Parties"), that:

                  (i) the Trinidad Guarantor is a society with restricted liability and has been duly organized and is validly existing and in good standing in Barbados with corporate power and authority to enter into each of the documents set forth on Schedule 6(q) hereto (the "Barbados Documents") and perform its obligations thereunder;

                  (ii) the Trinidad Project Borrower is licensed as an exempt society with restricted liability under the Societies with Restricted Liability Act 1995-7 of Barbados and is validly existing and in good standing in Barbados with corporate power and authority to enter into each of the Barbados Documents to which its is a party and perform its obligations thereunder;

                  (iii) the execution, delivery and performance of each of the Barbados Documents to which either Barbados Party is a party have been duly authorized by all necessary corporate action of either Barbados Party, and the Barbados Documents to which either Barbados Party is a party have been duly executed and delivered by the Barbados Party party to such Barbados Document and when delivered by or on behalf of such party will constitute the valid and legally binding obligations of each such party in accordance with the terms thereof;

                  (iv) the entry into and performance of the Barbados Documents by either of the Barbados Parties party thereto will not violate any existing law, order, decree or regulation in Barbados or any of the applicable formation documents of either Barbados Party;

                  (v) the choice of New York law as the governing law for each of the Barbados Documents is a valid choice of law to enforce any such Barbados Document and the submission by each of the Barbados Parties to the jurisdiction of New York courts with respect to matters arising from the Barbados Documents to which either Barbados Party is a party is valid and binding on each Barbados Party;

                  (vi) the appointments of agents for service of process are in accordance with each of the Barbados Documents to which either Barbados Party is a party and are legal, valid and binding;

                  (vii) in any proceeding taken in Barbados for the enforcement of the Barbados Documents, a Barbadian court will accept, and give effect to, a judgment in which damages awarded are denominated in U.S. currency. The payment of the judgment will be exempt from Exchange Control requirements in the case of the Trinidad Project Borrower by virtue of the provisions of the Societies with Restricted Liability Act and in the case of the Trinidad Guarantor by virtue of the permission to incur debts in foreign currency in favor of non-resident persons which has been granted to the Trinidad Guarantor by the Exchange Control Authority of Barbados;

                  (viii) there are no consents, approvals, authorizations or orders (other than those which have already been obtained) required under the laws of Barbados from any governmental or other regulatory agencies in Barbados in connection with the execution or delivery of, or the performance of obligations contained in, the Barbados Documents including, without limitation, the performance by either Barbados Party of its obligations under any of the Barbados Documents or in connection with any security interests created by either Barbados Party under the Barbados Documents;

                  (ix) no stamp duties, income taxes, withholdings, levies, registration taxes or other duties or similar taxes or charges are now imposed in Barbados or under the present laws or Barbados could in the future become imposed, in connection with the execution, delivery, enforcement or admissibility in evidence of the Barbados Documents or the execution of any transactions contemplated thereunder or in any schedule, exhibit, appendix thereto or on any payment to be made by the Collateral Agent and/or either of the Barbados Parties or any other party to the Barbados Documents, as the case may be, pursuant to the Barbados Documents;

                  (x) under the present laws of Barbados, no corporation or income tax or other tax will be imposed on the Trinidad Guarantor, with respect to its receipt of principal payments made or payable from the Trinidad Obligor pursuant to the Barbados Documents;

                  (xi) under the present laws of Barbados, no withholding or other tax will apply to payments or dividends or the return of capital made or payable from the Trinidad Guarantor to the Trinidad Project Borrower (other than on any payment of dividends which may be attributable to the one outstanding quota which is not held by the Trinidad Project Borrower) and no corporation or income or other tax will be imposed on the Trinidad Project Borrower, with respect to its receipt of dividend payments or the return capital made or payable from the Trinidad Guarantor, pursuant to the Barbados Documents;

                  (xii) under the present laws of Barbados, no withholding or other tax will apply to payments of interest or principal made or payable from the Trinidad Project Borrower to the Funding Company, pursuant to the Barbados Documents;

                  (xiii) it is not necessary to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Barbados Documents that any Barbados Document or any document referred to therein or in any schedules thereto be filed, recorded or enrolled with, or approved or exempted by, any governmental department, commission, agency or other authority of Barbados or that any other act be done in Barbados;

                  (xiv) no party to the Barbados Documents other than either of the Barbados Parties (a) is or will be deemed to be resident, domiciled or carrying on business in Barbados (provided that the businesses of the non-Barbados parties are not centrally managed and controlled in Barbados) or
(b) is required to be licensed, qualified or otherwise entitled to carry on business in Barbados in order to enforce its rights under, or by reason of the execution or delivery and performance of any of the Barbados Documents to which it is a party;

                  (xv) neither of the Barbados Parties nor any of its assets is entitled to immunity from suit or enforcement of a judgment on the grounds of sovereignty or otherwise in the courts of Barbados in proceedings against it or any of its respective properties in respect of either of the Barbados Parties' obligations under the Barbados Documents; and

                  (xvi) under the present provisions of the CARICOM Treaty, no corporation or income tax or other tax will be imposed on the Trinidad Guarantor, with respect to its receipt of dividend payments made or payable from the Trinidad Obligor, pursuant to the Barbados Documents.

           (r) Ernst & Young shall have furnished to the Initial Purchaser its written opinion, as special tax counsel to the Barbados Parties and the Trinidad Obligor, that:

                  (i) The Trinidad Obligor should be regarded as a resident of Trinidad for tax purposes under Trinidad domestic law and under Article 4 of the CARICOM Treaty;

                  (ii) Payments of dividends (other than preference dividends) from the Trinidad Obligor to the Trinidad Guarantor will be subject to withholding tax in Trinidad at the rate of zero percent pursuant to paragraph 2, Article 11 of the CARICOM Treaty;

                  (iii) Payments of principal from the Trinidad Obligor to the Trinidad Guarantor under the Trinidad Loan prior to October 30, 2007, will not be subject to withholding taxes in Trinidad;

                  (iv) Payments of interest from the Trinidad Obligor to the Trinidad Guarantor under the Trinidad Loan from October 30, 2007, will be subject to a 15% withholding tax in Trinidad pursuant to paragraph 2, Article 12 of the CARICOM Treaty;

                  (v) The interest payments from October 30, 2007 will be deductible by the Trinidad Obligor for Trinidad income tax purposes pursuant to section 10 of the Trinidad Income Tax Act;

                  (vi) The Trinidad Guarantor should be regarded as a resident of Barbados for tax purposes under Barbados domestic law and under
Article 4 of the CARICOM Treaty;

                  (vii) Although, as a general rule, the Trinidad Guarantor is subject to tax on its worldwide income at the current rate of 40%, by virtue of paragraph 1 of Article 11 and paragraph 1 of Article 12, respectively, of the CARICOM Treaty, no further Barbados corporation tax is payable on receipt of non-preference dividends and interest from the Trinidad Obligor;

                  (viii) Repayments of principal made by the Trinidad Obligor to the Trinidad Guarantor under the Trinidad Loan will not be taxable under Barbados law;

                  (ix) Pursuant to section 65 of the Barbados Income Tax Act ("BITA"), no Barbados withholding tax is payable on dividends paid from the Trinidad Guarantor to the Trinidad Project Borrower;

                  (x) Payments by the Trinidad Guarantor to the Trinidad Project Borrower which represent returns of contributed capital, will not be subject to withholding tax in Barbados;

                  (xi) The Trinidad Project Borrower should be regarded as a resident of Barbados for the purposes under Barbados domestic law;

                  (xii) Although, as a general rule, the Trinidad Project Borrower is subject to tax on its worldwide income at rates ranging from 2 1/2% to 1%, pursuant to paragraph 9(l)(ii) of BITA, no further Barbados tax is payable on receipt of the non-preference dividend payments from the Trinidad Guarantor;

                  (xiii) Under Barbados domestic law, returns of contributed capital are not taxable; and

                  (xiv) Pursuant to section 45 of the Barbados Society with Restricted Liability Act, payments of any kind by the Trinidad project Borrower to the Funding Company (including those on the Trinidad Project
Note) will be exempt from Barbados withholding tax.

           (s) Clarke, Thomas & Winters shall have furnished to the Initial Purchaser their written opinion, as counsel to the Big Spring Guarantor, that:

                  (i) The Big Spring Guarantor is in good standing as a foreign limited partnership under the laws of the State of Texas with power and authority to (i) execute, deliver and perform its obligations under each of the documents set forth on Schedule 6.1(s) (the "Texas Documents"), (ii) carry on its business as it is currently being conducted and (iii) own, lease and operate its properties;

                  (ii) the Big Spring Deed of Trust, when duly executed, properly acknowledged and recorded with a complete and accurate legal description of the real property attached and the required filing fees are paid (a) is in proper form under the laws of the State of Texas to be legally binding, valid and enforceable against the Big Spring Guarantor in accordance with its terms and (b) is in proper form for recording in the State of Texas;

                  (iii) there are no consents, approvals, authorizations or orders, except for such as have been obtained, required under the laws of Texas from any governmental or other regulatory agencies in Texas in connection with the execution or delivery of, or the performance of obligations contained in, the Texas Documents including, without limitation, the performance by the Big Spring Guarantor of its obligations under any of them or in connection with any security interests created by the Texas Documents;

                  (iv) the execution and delivery of each Document to which the Big Spring Guarantor is a party will not conflict with or constitute a breach or violation of any Texas state statute, rule or regulation applicable to the Big Spring Guarantor;

                  (v) the form of Big Spring Deed of Trust, when duly executed and properly acknowledged and recorded with a complete and accurate legal description of the real property attached, and the required filing fees are paid, is sufficient to create a valid, perfected, enforceable lien in favor of the Collateral Agent, on behalf of the Secured Parties upon the leasehold estate of the Big Spring Guarantor described therein;

                  (vi) the Big Spring Deed of Trust and the Financing Statement to be filled in the Office of the County Clerk of each county in Texas in which the Big Spring Guarantor leases real property with respect to goods which are or are to become fixtures, when duly executed and properly acknowledged and recorded with a complete and accurate legal description of the real property attached, and the required filing fees are paid, are sufficient to constitute "fixture filings" within the meaning of the UCC as enacted in the State of Texas, and to give constructive notice to third parties of the security interest granted to Collateral Agent, on behalf of the Secured Parties; in such fixtures; and

                  (vii) there are no mortgage taxes or filing fees payable to the State of Texas or any of its political subdivisions as a consequence of the execution or delivery of the Texas Documents or the creation of the indebtedness evidenced or secured by any of the Texas Documents or the filing or recording of any of the Texas Documents, except (a) normal filing fees payable to the Secretary of State of the State of Texas and normal recording fees payable to the political subdivisions thereof; and (b) any fee or charge payable to any entity whose services may have been used to assist in such filing and recordation.

           (t) Moses & Singer, as special New York counsel to Funding Company and each of the Sponsor Subsidiaries, shall have furnished to the Initial Purchaser their written opinion, addressed to the Initial Purchaser and dated the Closing Date, with respect to the non-consolidation and bankruptcy remoteness among the Sponsor and the Sponsor Subsidiaries in form and substance satisfactory to the Initial Purchaser.

           (u) Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Initial Purchaser shall have furnished to the Initial Purchaser their written opinion, as counsel to the Initial Purchaser, addressed to the Initial Purchaser and dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Offering Circular (together with any amendment or supplement thereto) and other related matters as the Initial Purchaser shall reasonably require, and the Funding Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

           (v) On or prior to the Closing Date, each of the Deeds of Trust shall have been delivered to the Real Property Records of Howard County, Texas for due recordation as a mortgage of real estate, and any required filings with respect to personal property and fixtures subject to the Liens of the Deeds of Trust shall have been delivered to the Real Property Records of Howard County, Texas for filing and to each other place in which such recording or filing is required to protect, preserve and perfect the Liens of the Deeds of Trust as a valid and enforceable Lien on the real estate and as a valid and enforceable security interest in the personal property and fixtures covered or purported to be covered by the Deeds of Trust.

           (w) On or prior to the Closing Date, the Funding Company, each U.S. Guarantor and each other Project Obligor shall have furnished to the Initial Purchaser evidence reasonably satisfactory to the Initial Purchaser of the appointment by each such party of the agent for service of process referenced in Section 6(m)(xxiv) and the acceptance of each such appointment by such agent.

           (x) On or prior to the Closing Date, the Sponsor and the Bond Trustee shall have entered into that certain covenant agreement pursuant to which the Sponsor agrees to certain restrictions on its business activities while the Securities remain outstanding or unless the Funding Company's Rating is reaffirmed by S&P.

           (y) On or prior to the Closing Date, Funding Company and/or the Big Spring Guarantor shall have delivered evidence reasonably satisfactory to the Initial Purchaser that the Vestas Agreement and related material sub-contracts shall have been assigned from the Sponsor to the Big Spring Guarantor.

           (z) On or prior to the Closing Date Funding Company and/or the Warbasse Guarantor shall have delivered evidence reasonably satisfactory to the Initial Purchaser that all amounts owed to Cogeneration Technologies, Inc. pursuant to the operating agreement for the Warbasse Project shall have been either indefeasibly paid in full, forgiven or fully subordinated to payment on the Warbasse Notes.

           (aa) Copies of such opinions, certificates, letters and documents as the Initial Purchaser may reasonably request, in form and substance reasonably satisfactory to the Initial Purchaser and its counsel, shall have been furnished to the Initial Purchaser.

            7. Indemnification and Contribution.

           (a) The Funding Company and the U.S. Guarantors, jointly and severally, will indemnify and hold harmless the Initial Purchaser against any losses, claims, damages or liabilities, joint or several, to which the Initial Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any of the representations and warranties of the Funding Company and the U.S. Guarantors contained herein or any untrue statement or alleged untrue statement of any material fact contained in the Offering Circular, or any amendment or supplement thereto, or any related Preliminary Offering Circular, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse the Initial Purchaser for any legal or other expenses reasonably incurred by the Initial Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Funding Company and the U.S. Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Funding Company by the Initial Purchaser specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.

           (b) The Initial Purchaser will indemnify and hold harmless the Funding Company and the U.S. Guarantors against any losses, claims, damages or liabilities to which the Funding Company and the U.S. Guarantors may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Circular, or any amendment or supplement thereto, or any related Preliminary Offering Circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Funding Company by the Initial Purchaser specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Funding Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by the Initial Purchaser consists of the following information in the Offering Circular: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Initial Purchaser; the legend concerning stabilizing on page 3; and under the caption "Plan of Distribution", the second paragraph the fifth paragraph, the third sentence of the seventh paragraph and the eighth paragraph.

           (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above unless the indemnifying party is prejudiced. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

           (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Funding Company and the U.S. Guarantors on the one hand and the Initial Purchaser on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by Applicable Law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Funding Company and the U.S. Guarantors on the one hand and the Initial Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Funding Company and the U.S. Guarantors on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Funding Company and the U.S. Guarantors bear to the total discounts and commissions received by the Initial Purchaser from the Funding Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Funding Company or the U.S. Guarantors, on the one hand, or the Initial Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it were resold exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

           (e) The obligations of the Funding Company and the U.S. Guarantors under this Section 7 shall be in addition to any liability which the Funding Company and the U.S. Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Initial Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Initial Purchaser under this Section 7 shall be in addition to any liability which the Initial Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each officer, director, employee, agent or shareholder member, or partner, as the case may be, of the Funding Company and each U.S. Guarantor and to each officer, director, employee, agent or shareholder member, or partner, as the case may be, of each Person, if any, who controls the Funding Company and the U.S. Guarantors within the meaning of the Securities Act or the Exchange Act.

           8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Funding Company and the U.S. Guarantors or their officers and of the Initial Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, the Funding Company and the U.S. Guarantors or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If for any reason the purchase of the Securities by the Initial Purchaser is not consummated, the Funding Company and the U.S. Guarantors shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Funding Company and the U.S. Guarantors and the Initial Purchaser pursuant to Section 7 shall remain in effect. If the purchase of the Securities by the Initial Purchaser is not consummated for any reason other than solely because of the occurrence of any event specified in clause
(iii), (iv) or (v) of Section 6(b), the Funding Company will reimburse the Initial Purchaser for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by it in connection with the offering of the Securities.

           9. Notices. All communications hereunder will be in writing and, if sent to the Initial Purchaser will be mailed, delivered or telegraphed and confirmed to Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010, Attention: Investment Banking Department -- Transactions Advisory Group or, if sent to (i) the Funding Company will be mailed, delivered or telegraphed and confirmed to it c/o Queensgate SPV Services Limited at P.O. Box 1093, GT Compass Centre, 2nd Floor, Crewe Road, Grand Cayman, Cayman Islands and (ii) the U.S. Guarantors, will be mailed, delivered or telegraphed and confirmed to it at 280 Park Avenue, Suite 2700W, New York, New York 10017,
Attention: Michael Trachtenberg; provided, however that any notice to the Initial Purchaser pursuant to Section 7 hereof shall be mailed, delivered or telegraphed and confirmed to the Initial Purchaser.

           10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder except that holders of Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against Funding Company as if such holders were party hereto.

           11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

           12. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

           13. Jurisdiction. The Funding Company and each of the U.S. Guarantors hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Funding Company and each of the U.S. Guarantors irrevocably waives any claim, defense or objection that it is not subject to personal jurisdiction in a Federal or state court in the Borough of Manhattan in The City of New York or that venue for such suit is not properly laid in such court. The Funding Company and each of the U.S. Guarantors irrevocably appoints Corporation Services Company as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be serviced in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to such entity, by the person serving the same to the address provided in Section 9 hereof shall be deemed in every respect effective service of process upon the Funding Company or any U.S. Guarantor, as the case may be, in any such suit or proceeding. The Funding Company and each of the U.S. Guarantors hereby further agree to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of six (6) years from the dat e of this Agreement.

           14. Limitation on Liability. The obligations and liabilities of the Funding Company hereunder are payable from, and recourse solely to, the Funding Company's interest in the Funding Collateral. Neither the Initial Purchase nor any other Person (including the Holders) shall be entitled to take further steps in respect of any claim against the Funding Company to recover amounts due following the application of the Funding Collateral to meet any claims against the Funding Company.

           If the foregoing is in accordance with the Initial Purchaser's understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Funding Company, each of the U.S. Guarantors and the Initial Purchaser in accordance with its terms.


                                Very truly yours,

                                          YORK POWER FUNDING (CAYMAN) LIMITED


                                          By:
                                             ----------------------------------
                                             Name: Martin Couch
                                             Title:    Director


                                          BROOKLYN NAVY YARD POWER LLC

                                          By:   B-41 ASSOCIATES, L.P.,
                                                its Managing Member

                                          By:   B-41 MANAGEMENT CORPORATION,
                                                its General Partner


                                                By:
                                                    ---------------------------
                                                Name:  Michael Trachtenberg
                                                Title:    Vice President


                                          WARBASSE POWER I LLC

                                          By:   COGENERATION TECHNOLOGIES, INC.
                                                its Managing Member

                                                By:
                                                    ---------------------------
                                                Name:  Michael Trachtenberg
                                                Title:  Executive Vice President

                                          WARBASSE POWER II LLC

                                          By:   YORK COGEN PARTNERS, L.P.
                                                its Managing Member

                                          By:   RRR'S VENTURES, LTD.
                                                its General Partner

                                                By:
                                                   ----------------------------
                                                Name:  Michael Tractenberg
                                                Title:    Vice President

                                          NEW WORLD POWER TEXAS RENEWABLE ENERGY
                                          LIMITED PARTNERSHIP

                                          By:   BIG SPRINGS TEXAS
                                                ENERGY MANAGEMENT, INC.
                                   its General Partner

                                                By:
                                                    ---------------------------
                                                Name:  Michael Trachtenberg
                                                Title:    Vice President


The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION


By:
   ------------------------------
     Name:
     Title:

                          Schedule 6(m): U.S. Documents


1.   The Securities
2.   The Indenture
3.   The Purchase Agreement
4.   The U.S. Deposit and Disbursement Agreement
5.   The Trinidad Deposit and Disbursement Agreement
6.   The Intercreditor Agreement
7.   The Exchange and Registration Rights Agreement
8.   The Trinidad U.S. Parent Pledge Agreement
9.   The Funding Company Security Agreement
10.  The U.S. Project Loan Agreement
11.  The Trinidad Project Loan Agreement
12. The Subscription Agreement, dated as of August 4, 1998, between the Trinidad Cayman Parent and the Trinidad U.S. Parent
13.  The U.S. Project Note Pledge Agreement
14.  The Trinidad Project Note Pledge Agreements
15.  The Trinidad Loan Agreement
16.  The BNY Guarantee
17.  The BNY Security Agreement
18.  The BNY Pledge Agreement
19.  The Warbasse Guarantees
20.  The Warbasse Security Agreements
21.  The Warbasse Pledge Agreements
22.  The Big Spring Security Agreement
23.  The Big Spring Pledge Agreement
24.  The Big Spring Mortgage
25.  The Big Spring Guarantee
26. The Assignment and Security Agreement, dated as of August 4, 1998, between the Trinidad Project Borrower and the Collateral Agent
27. The Assignment and Security Agreement, dated as of August 4, 1998, between the Trinidad Obligor and the Collateral Agent
28. The Assignment and Security Agreement, dated as of August 4, 1998, between the Trinidad Obligor and the Collateral Agent
29. The Trinidad Pledge Agreement dated as of August 4, 1998, between the Trinidad U.S. Parent in favor of the Collateral Agent
30. The Trinidad Pledge Agreement dated as of August 4, 1998, between the Trinidad Guarantor in favor of the Collateral Agent
31. The Trinidad Pledge Agreement dated as of August 4, 1998, between the Trinidad Project Borrower in favor of the Collateral Agent
32. The Trinidad Pledge Agreement dated as of August 4, 1998, between the Trinidad Cayman Parent in favor of the Collateral Agent
33.  The U.S. Project Note
34.  The Trinidad Project Note

                         Schedule 6(o): Cayman Documents


1.   The Indenture
2.   The Purchase Agreement
3.   The U.S. Deposit and Disbursement Agreement
4.   The Trinidad Deposit and Disbursement Agreement
5.   The Intercreditor Agreement
6.   The Registration Rights Agreement
7. The Trinidad Pledge Agreement, dated as of August 4, 1998, by the Trinidad Cayman Parent in favor of the Collateral Agent.
8.   The Funding Company Security Agreement
9.   The U.S. Project Loan Agreement
10.  The Trinidad Project Loan Agreement
11.  The U.S. Project Note Pledge Agreement
12.  The Trinidad Project Note Pledge Agreement
13. The Subscription Agreement, dated as of August 4, 1998, between the Trinidad Cayman Parent and York T&T Holdings, Inc.
14. The Subscription Agreement, dated as of August 4, 1998, between the Trinidad Project Borrower and Trinidad Cayman Parent.

                        Schedule 6(p): Trinidad Documents


1.   The Trinidad Deposit and Disbursement Agreement
2.   The Intercreditor Agreement
3. The Subscription Agreement, dated as of August 4, 1998, between the Trinidad Guarantor and the Trinidad Obligor
4.   The Trinidad Loan Agreement
5.   The Trinidad Mortgage Debenture
6. The Pledge Agreement, dated as of August 4, 1998, by the Trinidad Obligor in favor of the Collateral Agent
7.   The Trinidad PPA

                        Schedule 6(q): Barbados Documents


1.   The Trinidad Deposit and Disbursement Agreement
2.   The Intercreditor Agreement
3.   The Purchase Agreement
4. The Subscription Agreement, dated as of August 4, 1998, between the Trinidad Guarantor and the Trinidad Obligor
5. The Subscription Agreement, dated as of August 4, 1998, between the Trinidad Guarantor and the Trinidad Project Borrower
6. The Subscription Agreement, dated as of August 4, 1998, between the Trinidad Project Borrower and the Trinidad Cayman Parent
7.   The Trinidad Guarantee
8.   The Trinidad Project Loan Agreement
9. The Trinidad Assignment and Security Agreement, dated as of August 4, 1998, between the Trinidad Project Borrower and the Collateral Agent
10. The Trinidad Assignment and Security Agreement, dated as of August 4, 1998, between the Trinidad Guarantor and the Collateral Agent
11.  The Trinidad Loan Agreement
12. The Pledge Agreement, dated as of August 4, 1998, by the Trinidad Guarantor in favor of the Collateral Agent
13. The Pledge Agreement, dated as of August 4, 1998, by the Trinidad Project Borrower in favor of the Collateral Agent

                         Schedule 6(s): Texas Documents


1.   The Big Spring Deed of Trust
2.   The Big Spring PPA
3.   Each of the UCC-1's to be filed in the State of Texas

                                     ANNEX A

                                    INDENTURE




                                       1